Exhibit 99.2

DTE Energy®

Q4 2010

Supplemental Financial Information

Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	December 31
(in Millions)	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$65	$52
Restricted cash	120	84
Accounts receivable (less allowance for doubtful accounts of $196 and $262, respectively)
Customer	1,393	1,438
Other	402	217
Inventories
Fuel and gas	460	309
Materials and supplies	202	200
Deferred income taxes	139	167
Derivative assets	131	209
Other	255	201

	3,167	2,877

Investments
Nuclear decommissioning trust funds	939	817
Other	518	598

	1,457	1,415

Property
Property, plant and equipment	21,574	20,588
Less accumulated depreciation, depletion and amortization	(8,582)	(8,157)

	12,992	12,431

Other Assets
Goodwill	2,020	2,024
Regulatory assets	4,058	4,110
Securitized regulatory assets	729	870
Intangible assets	67	54
Notes receivable	123	113
Derivative assets	77	116
Other	206	185

	7,280	7,472

Total Assets	$24,896	$24,195

DTE Energy Company
Consolidated Statements of Financial Position — (unaudited)

	December 31
(in Millions, except shares)	2010	2009
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$729	$723
Accrued interest	111	114
Dividends payable	95	88
Short-term borrowings	150	327
Current portion long-term debt, including capital leases	925	671
Derivative liabilities	142	220
Other	597	502

	2,749	2,645

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,114	6,237
Securitization bonds	643	793
Trust preferred-linked securities	289	289
Capital lease obligations	43	51

	7,089	7,370

Other Liabilities
Deferred income taxes	2,632	2,096
Regulatory liabilities	1,328	1,337
Asset retirement obligations	1,498	1,420
Unamortized investment tax credit	75	85
Derivative liabilities	110	198
Liabilities from transportation and storage contracts	83	96
Accrued pension liability	866	881
Accrued postretirement liability	1,275	1,287
Nuclear decommissioning	149	136
Other	275	328

	8,291	7,864

Commitments and Contingencies

Equity
Common stock, without par value, 400,000,000 shares authorized, 169,428,406 and 165,400,045 shares issued and outstanding, respectively	3,440	3,257
Retained earnings	3,431	3,168
Accumulated other comprehensive loss	(149)	(147)

Total DTE Energy Company Shareholders’ Equity	6,722	6,278
Noncontrolling interests	45	38

Total Equity	6,767	6,316

Total Liabilities and Equity	$24,896	$24,195

DTE Energy Company
Consolidated Statements of Cash Flows (unaudited)

	Year Ended December 31
	2010	2009	2008
	(in Millions)
Operating Activities
Net income	$639	$535	$553
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	1,027	1,020	899
Deferred income taxes	457	205	348
Gain on sale of non-utility business	—	—	(128)
Other asset (gains), losses and reserves, net	(5)	(10)	(4)
Gain on sale of interests in synfuel projects	—	—	(31)
Contributions from synfuel partners	—	—	14
Changes in assets and liabilities, exclusive of changes shown separately	(293)	69	(92)

Net cash from operating activities	1,825	1,819	1,559

Investing Activities
Plant and equipment expenditures — utility	(1,011)	(960)	(1,183)
Plant and equipment expenditures — non-utility	(88)	(75)	(190)
Proceeds from sale of interests in synfuel projects	—	—	84
Refunds to synfuel partners	—	—	(387)
Proceeds from sale of non-utility business	—	—	253
Proceeds from sale of other assets, net	56	83	25
Restricted cash for debt redemption	(32)	2	54
Proceeds from sale of nuclear decommissioning trust fund assets	377	295	232
Investment in nuclear decommissioning trust funds	(410)	(315)	(255)
Consolidation of VIEs	19	—	—
Investment in Millennium Pipeline Project	(49)	(15)	(31)
Other investments	(88)	(79)	(125)

Net cash used for investing activities	(1,226)	(1,064)	(1,523)

Financing Activities
Issuance of long-term debt	614	427	1,310
Redemption of long-term debt	(663)	(486)	(446)
Repurchase of long-term debt	—	—	(238)
Short-term borrowings, net	(177)	(417)	(340)
Issuance of common stock	36	35	—
Repurchase of common stock	—	—	(16)
Dividends on common stock	(360)	(348)	(344)
Other	(36)	—	(10)

Net cash used for financing activities	(586)	(789)	(84)

Net Increase (Decrease) in Cash and Cash Equivalents	13	(34)	(48)
Cash and Cash Equivalents Reclassified from Assets Held for Sale	—	—	11
Cash and Cash Equivalents at Beginning of Period	52	86	123

Cash and Cash Equivalents at End of Period	$65	$52	$86

The Detroit Edison Company
Consolidated Statements of Operations (unaudited)

	Year Ended December 31
(in Millions)	2010	2009	2008
Operating Revenues	$4,993	$4,714	$4,874

Operating Expenses
Fuel and purchased power	1,580	1,491	1,778
Operation and maintenance	1,305	1,277	1,322
Depreciation and amortization	849	844	743
Taxes other than income	237	205	232
Asset (gains) losses and reserves, net	(6)	(2)	(1)

	3,965	3,815	4,074

Operating Income	1,028	899	800

Other (Income) and Deductions
Interest expense	313	325	293
Interest income	(1)	(2)	(6)
Other income	(39)	(39)	(51)
Other expenses	44	11	47

	317	295	283

Income Before Income Taxes	711	604	517

Income Tax Provision	270	228	186

Net Income	$441	$376	$331

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Year Ended December 31
(in Millions)	2010	2009	2008
Operating Revenues	$1,628	$1,765	$2,115

Operating Expenses
Cost of gas	855	1,037	1,351
Operation and maintenance	373	411	464
Depreciation and amortization	92	109	102
Taxes other than income	54	48	47
Asset gains, net	—	(30)	(26)

	1,374	1,575	1,938

Operating Income	254	190	177

Other (Income) and Deductions
Interest expense	66	67	65
Interest income	(9)	(8)	(8)
Other income	(6)	(8)	(11)
Other expenses	5	6	13

	56	57	59

Income Before Income Taxes	198	133	118
Income Tax Provision	68	40	38

Net Income	$130	$93	$80

DTE Energy Debt/Equity Calculation
As of December 31, 2010
($ millions)

Short-term borrowings	$150
Current portion of long-term debt, including capital leases	925
Mortgage bonds, notes and other	6,114
Securitization bonds, excluding current portion	643
Capital lease obligations	43
Other adjustments	58
less Securitization bonds, including current portion	(793)
50% Trust preferred-linked securities	144

Total debt	7,284

50% Trust preferred-linked securities	144

Total preferred/ other	144

Equity	6,722

Total capitalization	$14,150

Debt	51%
Preferred	1%
Common shareholders’ equity	48%

Total	100%

Sales Analysis — Q4 2010
Electric Sales — Detroit Edison Service Area (GWh)

	Q4 2010	Q4 2009	% Change
Residential	3,425	3,633	-6%
Commercial	3,910	4,436	-12%
Industrial	2,757	2,339	18%
Other	812	829	-2%

	10,904	11,237	-3%
Choice	1,330	479	178%

TOTAL SALES	12,234	11,716	4%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q4 2010	Q4 2009	% Change
Residential	459,698	471,479	-2%
Commercial	389,259	423,775	-8%
Industrial	188,414	159,653	18%
Other	52,951	44,679	19%

	1,090,322	1,099,586	-1%
Choice	27,654	11,737	136%

TOTAL REVENUES	1,117,976	1,111,323	1%

Gas Sales — MichCon Service Area (MMcf)

	Q4 2010	Q4 2009	% Change
Residential	31,083	31,877	-2%
Commercial	7,243	7,906	-8%
Industrial	230	752	-69%

	38,556	40,535	-5%
End User Transportation*	39,492	37,906	4%

TOTAL SALES	78,048	78,441	-1%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q4 2010	Q4 2009	% Change
Residential	299,182	332,455	-10%
Commercial	67,998	82,616	-18%
Industrial	1,935	7,232	-73%

	369,115	422,304	-13%
End User Transportation*	54,075	43,091	25%

TOTAL REVENUES	423,191	465,395	-9%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q4 2010	Q4 2009	% Change
Actuals	5	0	N/A
Normal	6	6

Deviation from normal	-25%	-100%
Heating Degree Days
MichCon service territory

	Q4 2010	Q4 2009	% Change
Actuals	2,249	2,265	-1%
Normal*	2,206	2,350

Deviation from normal	2%	-4%

*	Normal is 15 year weather for 2010 and 30 year weather for 2009
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q4 2010	Q4 2009
MichCon	—	(3)

Sales Analysis — YTD December 31, 2010
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2010	YTD 2009	% Change
Residential	15,726	14,625	8%
Commercial	16,570	18,200	-9%
Industrial	10,195	9,922	3%
Other	3,210	3,229	-1%

	45,701	45,976	-1%
Choice	5,005	1,477	239%

TOTAL SALES	50,706	47,453	7%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2010	YTD 2009	% Change
Residential	2,052,608	1,819,497	13%
Commercial	1,628,757	1,702,367	-4%
Industrial	687,960	729,987	-6%
Other	193,014	176,331	9%

	4,562,339	4,428,182	3%
Choice	106,552	39,556	169%

TOTAL REVENUES	4,668,891	4,467,738	5%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2010	YTD 2009	% Change
Residential	91,543	103,264	-11%
Commercial	23,490	29,830	-21%
Industrial	678	1,617	-58%

	115,711	134,711	-14%
End User Transportation*	139,605	124,472	12%

TOTAL SALES	255,316	259,183	-1%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2010	YTD 2009	% Change
Residential	992,342	1,072,679	-7%
Commercial	249,125	305,344	-18%
Industrial	6,412	14,756	-57%

	1,247,879	1,392,779	-10%
End User Transportation*	196,685	146,368	34%

TOTAL REVENUES	1,444,564	1,539,147	-6%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2010	YTD 2009	% Change
Actuals	1,071	575	86%
Normal	736	736

Deviation from normal	46%	-22%
Heating Degree Days
MichCon service territory

	YTD 2010	YTD 2009	% Change
Actuals	6,021	6,623	-9%
Normal*	6,403	6,696

Deviation from normal	-6%	-1%

*	Normal is 15 year weather for 2010 and 30 year weather for 2009
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2010	YTD 2009
MichCon	(17)	(2	) Milder weather reduced MichCon’s earnings by $17M during 2010.

Detroit Edison Temperature Normal Sales Analysis -
December 31, 2010
Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	Q4 2010	Q4 2009	% Change
Residential	3,449	3,691	-7%
Commercial	3,911	4,459	-12%
Industrial	2,757	2,346	18%
Other	812	829	-2%

	10,929	11,326	-4%
Choice	1,330	480	177%

TOTAL SALES	12,259	11,806	4%

Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	YTD 2010	YTD 2009	% Change
Residential	14,979	15,218	-2%
Commercial	16,293	18,381	-11%
Industrial	10,165	9,965	2%
Other	3,210	3,229	-1%

	44,647	46,793	-5%
Choice	4,944	1,488	232%

TOTAL SALES	49,591	48,280	3%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	Q4 2010	Q4 2009	% Change
Residential	3,449	3,692	-7%
Commercial	4,726	4,940	-4%
Industrial	3,272	2,345	40%
Other	812	829	-2%

TOTAL SALES	12,259	11,806	4%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	YTD 2010	YTD 2009	% Change
Residential	14,980	15,218	-2%
Commercial	19,469	19,941	-2%
Industrial	11,933	9,893	21%
Other	3,210	3,229	-1%

TOTAL SALES	49,591	48,280	3%